UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 30, 2007

Sepracor Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19410	22-2536587
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

84 Waterford Drive Marlborough, MA	01752
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (508) 481-6700

(Former Name or Former Address, if Changed Since Last Report)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

                ☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

                ☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

                ☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

                ☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05  Costs Associated with Exit or Disposal Activities.

On October 30, 2007, Sepracor Inc. (“Sepracor” or the “Company”) announced that it has decided to reduce its sales force by approximately 300 positions.  The decision was based on Sepracor’s recently completed evaluation of the structure, sizing and allocation of its direct sales force and is intended to result in cost savings in fiscal year 2008.  The Company communicated its decision to its employees (including its sales force) on October 30, 2007.  A final decision regarding which employees will be affected has not been made.  However, Sepracor expects to complete the sales force reduction prior to December 31, 2007.

As a result of this sales force reduction, the Company expects to record charges of between $10 and $12 million in the fourth quarter of 2007. The Company currently expects these charges to consist of approximately $7.5 - $9 million relating to employee severance benefits and approximately $2.5 - $3 million relating to other charges, including employee relocation expenses and automobile lease termination fees.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties, including statements with respect to Sepracor’s intention to reduce its sales force by approximately 300 positions and the cost savings the Company expects to realize, and financial statement charges it expects to record, in connection with the sales force reduction.  Among the factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: Sepracor’s ability to successfully implement its strategy to reduce expenses; and certain other factors that may affect future operating results are detailed in the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2007 filed with the Securities and Exchange Commission and other reports filed with the SEC.

In addition, the statements in this Current Report on Form 8-K represent Sepracor’s expectations and beliefs as of the date of this report. Sepracor anticipates that subsequent events and developments may cause these expectations and beliefs to change. However, while Sepracor may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Sepracor’s expectations or beliefs as of any date subsequent to the date of this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sepracor Inc.

Date: November 1, 2007	By:	/s/ Andrew I. Koven
Name: Andrew I. Koven Title: Executive Vice President, General Counsel and Corporate Secretary